1 Fourth Quarter 2023 Earnings February 7, 2024

2IDEX Proprietary & Confidential Agenda • IDEX Overview • Q4 and Full Year 2023 Financial Performance • Market Outlook • 2024 Guidance • Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13742102 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s first quarter 2024 and full year 2024 outlook including expected organic sales projections, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior, anticipated trends in end markets, and the anticipated benefits of the Company’s recent acquisitions, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “believes,” “intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets and adverse developments affecting the financial services industry; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the impact of health epidemics and pandemics and terrorist attacks and wars, which could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the full year and three-month period ending December 31, 2023, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Strong Execution in 2023 Amid Challenging Backdrop • Strong execution, price capture and record cash generation • Closed year with continued stability in order rates • Acquired Iridian and STC Material Solutions • Strategic portfolio pruning with divestitures of Micropump and Novotema Looking Ahead to 2024 • Stable markets with signs of recovery across most of our businesses • Well positioned to capitalize on growth as volumes increase • Continued focus on targeted growth bets, talent and execution • Robust funnel and ample capital to support M&A

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential $147 $179 Q4'22 Q4'23 IDEX Q4 2023 Financial Performance Record Full Year Free Cash Flow (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘23 earnings release. Sales Adjusted Earnings per Share* Adjusted EBITDA Margin* Free Cash Flow* -6% Organic* -9% Decrease -120 bps 22% $811 $789 Q4'22 Q4'23 $2.01 $1.83 Q4'22 Q4'23 27.0% 25.8% Q4'22 Q4'23 $489 $627 FY'22 FY'23 $8.12 $8.22 FY'22 FY'23 $3,182 $3,274 FY'22 FY'23 27.9% 27.5% FY'22 FY'23 +1% Increase 28%-40 bps -1% Organic*

Q4 2023 Adjusted EBITDA Walk

(Dollars in millions)


$ 219
(36)
16
(3)
3
5
$ 204
4Q'22 ACT ADJ EBITDA
Organic Flow Thru
Price / Productivity / Inflation
Mix
Variable Compensation
Acq/Div/ FX
4Q'23 ACT ADJ EBITDA
Flow through @ PY GM%* 43.6%
Organic flow through-a) (39%)
Total flow through (70%)

a)- Excludes Acquisistion, Divestiture, FX

Lower HST volumes and leverage partly offset by strong price

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '23 earnings release.

9

2024 IDEX Segment Outlook





	FLUID & METERING TECHNOLOGY	HEALTH & SCIENCE TECHNOLOGY	FIRE & SAFETY / DIVERSIFIED
POSITIVE CATALYSTS	Water Solutions & Services Energy Transition	Space / Broadband Energy Transition Aero & Defense	Fire Systems Automation Aero & Defense
STABLE / MODERATE LIFT	Diversified Industrials Chemical Semiconductor	Industrial Niche Components Auto Semiconductor	Rescue Auto
FLAT / NO SIGNS YET OF BOUNCE		Life Sciences Analytical Instrumentation	
CYCLICALLY DOWN	Agriculture		Dispensing
2023 REVENUE	~$1.2B / 38%	~$1.3B / 40%	~$0.7B / 22%

IDEX Proprietary & Confidential

10

11IDEX Proprietary & Confidential 2024 Full Year Guidance Bridge *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘23 earnings release. Sales ($M) EPS FY 2023 Reported $3,274 $7.85 Acquisition-related intangible asset amortization 0.97 Credit loss on note receivable from collaborative partner 0.08 Loss (gain) on sale of businesses (0.82) Restructuring expenses and asset impairments 0.12 Fair value inventory step-up charges 0.02 FY 2023 Actual - Adjusted $3,274 $8.22 Organic Growth Incl Price-Cost-Mix 0 - 66 (0.03) - 0.26 Net Productivity 0.10 - 0.15 Resource Investment (0.05) - (0.09) Organic Subtotal $3,274 - $3,340 $8.24 - $8.54 0% - 2% growth 0% - 4% growth Variable Comp (0.16) Acquisition / Divestiture 21 0.12 FY 2024 Operational Range $3,295 - $3,361 $8.20 - $8.50 1% - 3% growth (0%) - 3% growth Interest Expense 0.07 FX 25 0.07 Tax Impact (0.19) FY 2024 Guidance Range* $3,320 - $3,386 $8.15 - $8.45 1% - 3% growth (1%) - 3% growth

2024 Guidance Summary

		First Quarter Current Guidance	Full Year Current Guidance
Revenue% vs. Prior Year	Organic*	(7%) - (6%)	0% - 2% growth
EBITDA%	Adjusted*	~25%	~28%
Earnings per Share	Reported	$1.45 - $1.50	$7.15- $7.45
Earnings per Share	Adjusted*	$1.70 - $1.75	$8.15 - $8.45

Other Modeling Items:

	First Quarter	Full Year
FX Impact on Sales	1% -a)	0% -a)
Acquisition/Divestiture impact on Sales	0%	~1%
Depreciation$	~$17 million	~$70 million
Amortization$	~$25 million	~$100 million
Interest$	~$12 million	~$45 million
Tax Rate	23%	23%
Capital Expenditures		$75+ million
Free Cash Flow % of Adjusted Net Income		100%+
Corporate Costs	~$30 million	~$95 million

(a - Based on 12/31/2023 FX rate

Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '23 earnings release.

12

13IDEX Proprietary & Confidential Closing Remarks

14IDEX Proprietary & Confidential Appendix

15IDEX Proprietary & Confidential Fluid & Metering Technologies Highlights:  Industrial day rates sequential improvement vs Q3  Favorable position in Water with Municipal project activity  Steady Energy market  Agriculture headwinds  Q4 - Strong price/cost and productivity, partially offset by unfavorable mix and lower volume leverage Positive market signals excluding Agriculture (Dollars in millions) Q4 Sales Mix: Organic 3% Acquisition/Divestiture - FX 1% Reported Sales 4% *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘23 earnings release. 30.0% 30.8% Q4'22 Q4'23 Orders Sales Adjusted EBITDA Margin* $297 $285 Q4'22 Q4'23 +80 bps* $288 $299 Q4'22 Q4'23 -5% Organic* 3% Organic* $1,216 $1,218 FY'22 FY'23 -2% Organic* 32.1% 33.4% FY'22 FY'23 $1,167 $1,247 FY'22 FY'23 5% Organic* +130 bps*

16IDEX Proprietary & Confidential Health & Science Technologies Q4 Sales Mix: Organic (19%) Acquisition 7% FX 1% Reported Sales (11%) Highlights:  Positive Space / Broadband / Laser  Increasing share in Battery production  Semiconductor showing initial improvements  Life Science & Analytical Instrumentation orders stabilizing; limited visibility  Q4 - Lower volume leverage, dilutive impact of acquisitions, partially offset by strong price/cost and operational productivity Near term challenge in Life Science & Analytical Instrumentation (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘23 earnings release ** Q3 2022 includes $17.9M accelerated deferred revenue related to the exit of COVID-19 testing application 30.3% 25.8% Q4'22 Q4'23 Orders Sales Adjusted EBITDA Margin* $320 $295 Q4'22 Q4'23 -390 bps* $353 $313 Q4'22 Q4'23 -17% Organic* -19% Organic* $1,365 $1,163 TY'22 TY'23 ** $1,339 $1,316 FY'22 FY'23 ** 31.2% 27.3% FY'22 FY'23 -23% Organic* -10% Organic* -450 bps*

17IDEX Proprietary & Confidential Fire & Safety / Diversified Products Continued margin expansion in '23; Dispensing to step–down in '24 Q4 Sales Mix: Organic 3% FX 2% Reported Sales 5% (Dollars in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 ‘23 earnings release. 27.3% 28.9% Q4'22 Q4'23 Orders Sales Adjusted EBITDA Margin* $188 $176 Q4'22 Q4'23 +160 bps* $171 $179 Q4'22 Q4'23 -7% Organic* 3% Organic* Highlights:  Fire and Rescue stable  BAND-IT remains strong  Dispensing stepping down due to completion of refreshment cycle  Q4 - Strong price/cost and operational productivity, partially offset by lower volume leverage $701 $685 FY'22 FY'23 -2% Organic* $679 $719 FY'22 FY'23 27.1% 29.0% FY'22 FY'23 +190 bps*6% Organic*

Full Year 2023 Adjusted EBITDA Walk

(Dollars in millions)



$ 884
(76)
60
(15)
(5)
16
36
$ 900
FY'22 ACT ADJ EBITDA
Organic Flow Thru
Price / Productivity / Inflation
Mix
Resource Investment / Discretionary
Variable Compensation
Acq/Div/ FX
FY'23 ACT ADJ EBITDA
Flow through @ PY GM%* 44.8%
Organic flow through-a) (64%)
Total flow through 14%

(a- Excludes Acquisistion, Divestiture, FX

Strong price-cost & variable comp offsetting volume headwinds

Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q4 '23 earnings release. 18

19IDEX Proprietary & Confidential Non-GAAP Reconciliations

Non-GAAP Measures of Financial Performance The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). The Company supplements certain GAAP financial performance metrics with non-GAAP financial performance metrics. Management believes these non- GAAP financial performance metrics provide investors with greater insight, transparency and a more comprehensive understanding of the financial information used by management in its financial and operational decision making because certain of these adjusted metrics exclude items not reflective of ongoing operations, as identified in the reconciliations below. Reconciliations of non-GAAP financial performance metrics to their most directly comparable GAAP financial performance metrics are defined and presented below and should not be considered a substitute for, nor superior to, the financial data prepared in accordance with GAAP. Due to rounding, numbers presented throughout this and other documents may not add up or recalculate precisely. There were no adjustments to GAAP financial performance metrics other than the items noted below. • Organic orders and net sales are calculated excluding amounts from acquired or divested businesses during the first twelve months of ownership or prior to divestiture, the impact of foreign currency translation and the impact from the exit of a COVID-19 testing application. • Adjusted net sales is calculated as net sales less the acceleration of previously deferred revenue related to the exit of a COVID-19 testing application. • Adjusted gross profit is calculated as gross profit less the impact from the exit of a COVID-19 testing application plus fair value inventory step-up charges. • Adjusted gross margin is calculated as adjusted gross profit divided by adjusted net sales. • Adjusted net income attributable to IDEX is calculated as net income attributable to IDEX plus fair value inventory step-up charges, plus restructuring expenses and asset impairments, less the net impact from the exit of a COVID-19 testing application, less the gain on sale of businesses - net, less gains on sales of assets, plus the credit loss on a note receivable from a collaborative partner, plus acquisition-related intangible asset amortization, all net of the statutory tax expense or benefit. • Adjusted diluted EPS attributable to IDEX is calculated as adjusted net income attributable to IDEX divided by the diluted weighted average shares outstanding. • Consolidated Adjusted EBITDA is calculated as consolidated earnings before interest, taxes, depreciation and amortization, or consolidated EBITDA, plus fair value inventory step-up charges, plus restructuring expenses and asset impairments, less the net impact from the exit of a COVID-19 testing application, less the gain on sale of businesses - net, less gains on sales of assets plus the credit loss on a note receivable from a collaborative partner. • Consolidated Adjusted EBITDA margin is calculated as Consolidated Adjusted EBITDA divided by adjusted net sales. • Free cash flow is calculated as cash flow from operating activities less capital expenditures. All table footnotes can be found at the end of the Non-GAAP section.

Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales

	For the Quarter Ended December 31, 2023				For the Year Ended December 31, 2023			
	FMT	HST	FSDP	IDEX	FMT	HST	FSDP	IDEX
Change in net sales	4%	(11%)	5%	(3%)	7%	(2%)	6%	3%
Less:								
Net impact from acquisitions/divestitures	—%	7%	—%	3%	2%	9%	—%	5%
Impact from foreign currency	1%	1%	2%	—%	—%	—%	—%	—%
Impact from the exit of a COVID-19 testing application [(1)]	—%	—%	—%	—%	—%	(1%)	—%	(1%)
Change in organic net sales	3%	(19%)	3%	(6%)	5%	(10%)	6%	(1%)

Table 2: Reconciliations of Reported-to-Adjusted Gross Profit, Net Sales and Gross Margin (dollars in millions)

	For the Quarter Ended December 31,		For the Year Ended December 31,	
	2023	2022	2023	2022
Gross profit	**$ 336.8**	$ 345.7	**$ 1,446.9**	$ 1,426.9
Impact from the exit of a COVID-19 testing application[(1)]	**—**	—	**—**	(17.9)
Fair value inventory step-up charges	**0.4**	8.1	**1.6**	8.5
Adjusted gross profit	**$ 337.2**	$ 353.8	**$ 1,448.5**	$ 1,417.5
Net sales	**$ 788.9**	$ 810.7	**$ 3,273.9**	$ 3,181.9
Impact from the exit of a COVID-19 testing application[(1)]				(17.9)
Adjusted net sales				$ 3,164.0
Gross margin	**42.7%**	42.6%	**44.2%**	44.8%
Adjusted gross margin	**42.7%**	43.6%	**44.2%**	44.8%

Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX (in millions, except per share amounts)

	For the Quarter Ended December 31,		For the Year Ended December 31,	
	2023	2022	2023	2022
Reported net income attributable to IDEX	**$ 108.6**	$ 130.0	**$ 596.1**	$ 586.9
Fair value inventory step-up charges	**0.4**	8.1	**1.6**	8.5
Tax impact on fair value inventory step-up charges	**(0.1)**	(2.1)	**(0.4)**	(2.2)
Restructuring expenses and asset impairments	**2.7**	1.7	**10.9**	4.5
Tax impact on restructuring expenses and asset impairments	**(0.7)**	(0.2)	**(2.5)**	(0.9)
Net impact from the exit of a COVID-19 testing application[(1)]	**—**	—	**—**	(1.1)
Tax impact on the exit of a COVID-19 testing application	**—**	—	**—**	0.3
Loss (gain) on sale of businesses	**9.1**	—	**(84.7)**	(34.8)
Tax impact on loss (gain) on sale of businesses	**—**	—	**22.7**	5.5
Gains on sales of assets	**—**	—	**—**	(2.7)
Tax impact on gains on sales of assets	**—**	—	**—**	0.6
Credit loss on note receivable from collaborative partner[(2)]	**—**	—	**7.7**	—
Tax impact on credit loss on note receivable from collaborative partner	**—**	—	**(1.6)**	—
Acquisition-related intangible asset amortization	**24.3**	19.8	**94.9**	69.0
Tax impact on acquisition-related intangible asset amortization	**(5.3)**	(4.5)	**(21.1)**	(15.5)
Adjusted net income attributable to IDEX	**$ 139.0**	$ 152.8	**$ 623.6**	$ 618.1

Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX ***(in millions, except per share amounts) (continued)***

	For the Quarter Ended December 31,		For the Year Ended December 31,	
	2023	2022	2023	2022
Reported diluted EPS attributable to IDEX	$ 1.43	$ 1.71	$ 7.85	$ 7.71
Fair value inventory step-up charges	—	0.11	0.02	0.11
Tax impact on fair value inventory step-up charges	—	(0.03)	—	(0.03)
Restructuring expenses and asset impairments	0.04	0.02	0.15	0.06
Tax impact on restructuring expenses and asset impairments	(0.01)	—	(0.03)	(0.01)
Net impact from the exit of a COVID-19 testing application[1]	—	—	—	(0.01)
Tax impact on the exit of a COVID-19 testing application	—	—	—	—
Loss (gain) on sale of businesses	0.12	—	(1.12)	(0.46)
Tax impact on loss (gain) on sale of businesses	—	—	0.30	0.07
Gains on sales of assets	—	—	—	(0.03)
Tax impact on gains on sales of assets	—	—	—	0.01
Credit loss on note receivable from collaborative partner[2]	—	—	0.10	—
Tax impact on credit loss on note receivable from collaborative partner	—	—	(0.02)	—
Acquisition-related intangible asset amortization	0.32	0.26	1.25	0.91
Tax impact on acquisition-related intangible asset amortization	(0.07)	(0.06)	(0.28)	(0.21)
Adjusted diluted EPS attributable to IDEX	$ 1.83	$ 2.01	$ 8.22	$ 8.12
Diluted weighted average shares outstanding	75.8	75.9	75.9	76.0

Table 4: Reconciliations of Net Income to Adjusted EBITDA and Net Sales to Adjusted Net Sales ***(dollars in millions)***

	For the Quarter Ended December 31,									
	2023					2022				
	FMT	HST	FSDP	Corporate	IDEX	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$108.3	$ —	$ —	$ —	$ —	$ 130.0
Provision for income taxes	—	—	—	—	31.9	—	—	—	—	33.5
Interest expense	—	—	—	—	11.6	—	—	—	—	12.1
Other (income) - net	—	—	—	—	(0.4)	—	—	—	—	(0.6)
Loss on sale of business	—	—	—	—	9.1	—	—	—	—	—
Operating income (loss)	82.3	53.7	47.2	(22.7)	160.5	76.2	79.2	42.6	(23.0)	175.0
Other income (expense) - net	0.2	(1.9)	0.5	1.6	0.4	(0.2)	(0.6)	(0.2)	1.6	0.6
Depreciation	3.8	9.1	2.2	0.2	15.3	4.1	7.3	2.1	0.2	13.7
Amortization	5.4	17.3	1.6	—	24.3	5.7	12.4	1.7	—	19.8
Fair value inventory step-up charges	—	0.4	—	—	0.4	—	8.1	—	—	8.1
Restructuring expenses and asset impairments	0.5	2.1	0.1	—	2.7	0.6	0.6	0.4	0.1	1.7
Adjusted EBITDA	$ 92.2	$ 80.7	$ 51.6	$ (20.9)	$203.6	$ 86.4	$107.0	$ 46.6	$ (21.1)	$ 218.9
Net sales (eliminations)	$299.1	$312.7	$179.0	$ (1.9)	$788.9	$287.8	$353.0	$170.9	$ (1.0)	$ 810.7
Net income margin					13.7%					16.0%
Adjusted EBITDA margin	30.8%	25.8%	28.9%	n/m	25.8%	30.0%	30.3%	27.3%	n/m	27.0%

Table 4: Reconciliations of Net Income to Adjusted EBITDA and Net Sales to Adjusted Net Sales (dollars in millions) (continued)

	For the Year Ended December 31,									
	2023					2022				
	FMT	HST	FSDP	Corporate	IDEX	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$595.6	$ —	$ —	$ —	$ —	$ 586.7
Provision for income taxes	—	—	—	—	164.7	—	—	—	—	162.7
Interest expense	—	—	—	—	51.7	—	—	—	—	40.7
Other expense (income) - net	—	—	—	—	5.2	—	—	—	—	(3.9)
Gain on sale of businesses - net	—	—	—	—	(84.7)	—	—	—	—	(34.8)
Operating income (loss)	374.2	253.4	192.2	(87.3)	732.5	334.0	334.9	166.6	(84.1)	751.4
Other income (expense) - net	2.2	(1.1)	0.2	(6.5)	(5.2)	1.8	1.9	2.4	(2.2)	3.9
Depreciation	14.1	33.2	8.9	1.0	57.2	16.1	25.7	8.4	0.5	50.7
Amortization	22.7	65.8	6.4	—	94.9	20.8	41.6	6.6	—	69.0
Fair value inventory step-up charges	—	1.6	—	—	1.6	0.4	8.1	—	—	8.5
Restructuring expenses and asset impairments	2.9	6.6	0.9	0.5	10.9	2.3	0.7	1.4	0.1	4.5
Net impact from the exit of a COVID-19 testing application[1]	—	—	—	—	—	—	(1.1)	—	—	(1.1)
Gains on sales of assets	—	—	—	—	—	(1.2)	—	(1.5)	—	(2.7)
Credit loss on note receivable from collaborative partner[2]	—	—	—	7.7	7.7	—	—	—	—	—
Adjusted EBITDA	$416.1	$359.5	$208.6	$ (84.6)	$899.6	$374.2	$411.8	$183.9	$ (85.7)	$ 884.2
Net sales (eliminations)	$1,247.1	$1,316.4	$718.8	$ (8.4)	$3,273.9	$1,167.3	$1,339.2	$679.2	$ (3.8)	$3,181.9
Impact from the exit of a COVID-19 testing application[1]							(17.9)			(17.9)
Adjusted net sales (eliminations)							$1,321.3			$3,164.0
Net income margin					18.2%					18.4%
Adjusted EBITDA margin	33.4%	27.3%	29.0%	n/m	27.5%	32.1%	31.2%	27.1%	n/m	27.9%

Table 5: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow (dollars in millions)

	For the Quarter Ended December 31,		For the Year Ended December 31,	
	2023	2022	2023	2022
Cash flows from operating activities	$ 201.0	$ 167.3	$ 716.7	$ 557.4
Less: Capital expenditures	21.6	20.0	89.9	68.0
Free cash flow	$ 179.4	$ 147.3	$ 626.8	$ 489.4

Table 6: Reconciliation of Estimated 2024 Change in Net Sales to Change in Organic Net Sales

	Guidance			
	First Quarter 2024		Full Year 2024	
	Low End	High End	Low End	High End
Change in net sales	(6%)	(5%)	1%	3%
Less:				
Net impact from acquisitions/divestitures	—%	—%	1%	1%
Impact from foreign currency	1%	1%	—%	—%
Change in organic net sales	(7%)	(6%)	—%	2%

Table 7: Reconciliation of Estimated 2024 Diluted EPS Attributable to IDEX to Adjusted Diluted EPS Attributable to IDEX

	Guidance	
	First Quarter 2024	Full Year 2024
Estimated diluted EPS attributable to IDEX	$1.45 - $1.50	$7.15 - $7.45
Acquisition-related intangible asset amortization	$0.33	$1.32
Tax impact on acquisition-related intangible asset amortization	$(0.08)	$(0.32)
Estimated adjusted diluted EPS attributable to IDEX	$1.70 - $1.75	$8.15 - $8.45

Table 8: Reconciliation of Estimated 2024 Net Income to Adjusted EBITDA ***(dollars in millions)***

	Guidance			
	First Quarter 2024		Full Year 2024	
	Low End	High End	Low End	High End
Reported net income	$ 109.9	$ 113.6	$ 542.5	$ 565.5
Provision for income taxes	32.7	33.9	162.0	168.9
Interest expense	11.6	11.6	44.6	44.6
Depreciation	16.5	16.5	68.8	68.8
Amortization of intangible assets	25.3	25.3	100.1	100.1
Adjusted EBITDA	$ 196.0	$ 200.9	$ 918.0	$ 947.9
Net sales	$ 794.2	$ 802.6	$ 3,320.3	$ 3,385.6
Net income margin	14%	14%	16%	17%
Adjusted EBITDA margin	25%	25%	28%	28%

[1] The impact to net sales and gross margin represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer's decision to discontinue further investment in commercializing its COVID-19 testing application in 2022 that did not reoccur in 2023, which was largely offset by an impairment charge during the same period resulting in a $1.1 million net impact on net income.

[2] Represents a reserve recorded on an investment with a collaborative partner.